SUB-ITEM 77Q1(e)


                 AMENDMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS AMENDMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into this _12th_____ day of August_, 2003, by and among INVESCO Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM"), and the INVESCO investment companies listed on the signature page hereof on behalf of each of their Funds (as hereinafter defined).

         WHEREAS, the INVESCO Mutual Funds listed in Attachment A of Exhibit B hereto, as such Attachment A may be amended from time to time (the "Funds"), are series of INVESCO Bond Funds, Inc., INVESCO Combination Stock and Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO International Funds, Inc., INVESCO Manager Series Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc., INVESCO Treasurer's Series Funds, Inc. and INVESCO Variable Investment Funds, Inc., all of which are registered investment companies (the "Companies"), and each Fund currently offers one or more classes of shares ("Classes");

         WHEREAS, IFG and the Companies are parties to that certain letter agreement dated August 8, 2002 regarding expense limitations (the "Expense Agreement") attached hereto as Exhibit A;

         WHEREAS, IFG and the Companies are also parties to that certain letter agreement dated August 8, 2002 regarding recoupment of expense limitation waivers or payments (the "Recoupment Agreement") attached hereto as Exhibit B;

         WHEREAS, IFG and the Companies have agreed to amend Attachment A to the Expense Agreement and the Recoupment Agreement to reflect an extension of the voluntary expense limitations and certain contractual expense limitations;

         WHEREAS, as part of the integration initiative proposed by AMVESCAP PLC, the parent of IFG and AIM, it is proposed that AIM will become the investment advisor of the Funds; and

         WHEREAS, in the event that AIM becomes the investment advisor to one or more Funds, IFG has agreed to assign to AIM, and AIM has agreed to assume and perform, all of IFG's right, title, interest, obligations and liabilities in, the Expense Agreement and the Recoupment Agreement as to such Funds.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. The Expense Agreement and the Recoupment Agreement are hereby amended to provide that the definition of Operating Expenses shall exclude any amounts which are reduced by expense offset arrangements in addition to the current exclusions for interest, taxes, brokerage commissions and extraordinary expenses.

         2. Attachment A to the Expense Agreement is hereby amended to provide that the Limitation Periods (as defined therein) shall end on the later of April 30, 2004 or the date indicated under contractual expense cap period. Attachment A to the Recoupment Agreement is hereby amended to provide that the Limitation Period for each voluntary expense cap shall extend until the voluntary expense cap is revoked by IFG or AIM, as the case may be, provided that IFG or AIM, as the case may be, shall not revoke any such voluntary expense cap prior to April 30, 2004, and the Limitation Period for each contractual expense cap shall end on the later of April 30, 2004 or the date indicated under limitation period for contractual expense caps. All references to the Expense Agreement and the Recoupment Agreement below shall be deemed to refer to such agreements as so amended by this Section 1.

         3. Subject to the conditions described below, IFG assigns to AIM and its successors and assigns, to its and their own use and benefit, all of IFG's right, title and interested in, to and under the Expense Agreement and Recoupment Agreement, and AIM assumes and agrees to perform all of IFG's liabilities and obligations under the Expense Agreement and the Recoupment Agreement. Subject to the conditions described below, the Funds consent to the assignment and assumption of such rights and obligations of IFG to and by AIM as to each Class.

         4. In the event that the assets and liabilities of any Fund (a "Target Fund") are acquired by another Fund or any other mutual fund which is advised by AIM (an "Acquiring Fund") as one of the Fund combinations listed on Exhibit C, immediately prior to such acquisition the waiver of fees as to such Target Fund shall terminate, the Acquiring Fund shall not assume liability of the Target Fund for recoupment of fees accumulated prior to the acquisition, and IFG and AIM shall lose any rights to recoupment of fees waived by such Target Fund prior to the acquisition.

         5. The assignment and assumption of the rights and obligations of IFG to and by AIM as to each Class shall be conditioned upon the approval by the shareholders of the Fund which offers such Class of an investment advisory agreement with AIM. As to each Class of a Fund which does not approve an investment advisory agreement with AIM, IFG shall continue to hold all right, title and interest in, to and under and shall continue to perform and assume all obligations and liabilities under the Expense Agreement and Recoupment Agreement.

         6. The assignment and assumption of the rights and obligations of IFG to and by AIM as to each Class shall be effective as of and after the date on which AIM becomes the investment advisor for the Fund which offers such Class.

         7. All of the terms and provisions of this Agreement shall be binding upon IFG and its successors and assigns, and shall inure to the benefit of AIM and its successors and assigns.

         8. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. Except insofar as the Investment Company Act of 1940, as amended, or other federal laws or regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Colorado. Any amendment to this agreement shall be in writing and signed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                 INVESCO FUNDS GROUP, INC.


                                 By:  /s/ Raymond R. Cunningham
                                     ------------------------------------------
                                 Name:  Raymond R. Cunningham
                                 Title: President



                                 A I M ADVISORS, INC.


                                 By:  /s/ Mark H. Williamson
                                     -----------------------------------------
                                 Name:  Mark H. Williamson
                                 Title: President


                                 INVESCO Bond Funds, Inc.
                                 INVESCO Combination Stock and Bond Funds, Inc. INVESCO Counselor Series Funds, Inc.
                                 INVESCO International Funds, Inc.
                                 INVESCO Manager Series Funds, Inc.
                                 INVESCO Money Market Funds, Inc.
                                 INVESCO Sector Funds, Inc.
                                 INVESCO Stock Funds, Inc.
                                 INVESCO Treasurer's Series Funds, Inc.
                                 INVESCO Variable Investment Funds, Inc.


                                 By:  /s/ Raymond R. Cunningham
                                     ------------------------------------------
                                 Name:  Raymond R. Cunningham
                                 Title: President

                                                                      EXHIBIT A

August 8, 2002

INVESCO Funds Group, Inc.
4350 South Monaco Street
Denver, Colorado 80237

Dear Ladies and Gentlemen:

         The INVESCO Mutual Funds listed in Attachment A hereto, as such Attachment A may be amended from time to time (the "Funds"), are series of INVESCO Bond Funds, Inc., INVESCO Combination Stock and Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO International Funds, Inc., INVESCO Manager Series Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc., INVESCO Treasurer's Series Funds, Inc. and INVESCO Variable Investment Funds, Inc., all of which are registered investment companies (the "Companies"). Each Fund currently offers one or more classes of shares ("Classes").

         You hereby agree during the periods specified in Attachment A ("Limitation Periods"), to pay operating expenses of the Classes (excluding interest, taxes, brokerage commissions, and extraordinary expenses of each Class) ("Operating Expenses") which exceed, in the aggregate, the contractual caps considered by the Boards of Directors of the Companies at their meetings on August 8, 2002 ("Expense Limitations").

         This agreement is made and to be performed principally in the State of Colorado, and except insofar as the Investment Company Act of 1940, as amended, or other federal laws and regulations may be controlling, this agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Colorado. Any amendment to this agreement shall be in writing signed by the parties hereto.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,


INVESCO Bond Funds, Inc.                             INVESCO Money Market Funds, Inc.
INVESCO Combination Stock and Bond Funds, Inc.       INVESCO Sector Funds, Inc.
INVESCO Counselor Series Funds, Inc.                 INVESCO Stock Funds, Inc.
INVESCO International Funds, Inc.                    INVESCO Treasurer's Series Funds, Inc.
INVESCO Manager Series Funds, Inc.                   INVESCO Variable Investment Funds, Inc.


                         By: /s/ Raymond R. Cunningham
                             -------------------------
                               Raymond R. Cunningham
                         Title:   Vice President

The foregoing agreement is hereby
accept as of August 8, 2002

INVESCO Funds Group, Inc.

By:      /s/ Glen A. Payne
    --------------------------------
       Glen A. Payne
Title: Senior Vice President,
       Secretary and General Counsel

ATTACHMENT A                                        CONTRACTUAL
                                                     EXPENSE
FUND (FISCAL YEAR END)                                 CAP          CONTRACTUAL EXPENSE CAP PERIOD
--------------------------------------------------------------------------------------------------
INVESCO Stock Funds (7/31)

         Basic Value - Class A*                        2.10        August 1, 2002 thru July 31, 2004

         Dynamics - Class A                            2.10        August 1, 2002 thru July 31, 2004
         Dynamics - Class B                            2.75        August 1, 2002 thru July 31, 2004
         Dynamics - Class C                            2.75        August 1, 2002 thru July 31, 2004
         Dynamics - Class K                            2.20        August 1, 2002 thru July 31, 2004

         Growth - Class A                              2.10        August 1, 2002 thru July 31, 2004
         Growth - Class B                              2.75        August 1, 2002 thru July 31, 2004
         Growth - Class C                              2.75        August 1, 2002 thru July 31, 2004
         Growth - Class K                              2.20        August 1, 2002 thru July 31, 2004

         Growth & Income - Class A                     2.10        August 1, 2002 thru July 31, 2004
         Growth & Income - Class B                     2.75        August 1, 2002 thru July 31, 2004
         Growth & Income - Class C                     2.75        August 1, 2002 thru July 31, 2004
         Growth & Income - Class K                     2.20        August 1, 2002 thru July 31, 2004

         Endeavor - Class A                            2.10        August 1, 2002 thru July 31, 2004
         Endeavor - Class B                            2.75        August 1, 2002 thru July 31, 2004
         Endeavor - Class C                            2.75        August 1, 2002 thru July 31, 2004
         Endeavor - Class K                            2.20        August 1, 2002 thru July 31, 2004

         Small Company Growth - Class A                2.10        August 1, 2002 thru July 31, 2004
         Small Company Growth - Class B                2.75        August 1, 2002 thru July 31, 2004
         Small Company Growth - Class C                2.75        August 1, 2002 thru July 31, 2004
         Small Company Growth - Class K                2.20        August 1, 2002 thru July 31, 2004

         Value Equity - Class A                        2.10        August 1, 2002 thru July 31, 2004
         Value Equity - Class B                        2.75        August 1, 2002 thru July 31, 2004
         Value Equity - Class C                        2.75        August 1, 2002 thru July 31, 2004

* This Fund will commence operations August 1, 2002.

INVESCO Counselors Series Funds (8/31)

         Global Growth - Class A*                      2.10        October 1, 2002 thru September 30, 2004
         Global Growth - Class B*                      2.75        October 1, 2002 thru September 30, 2004
         Global Growth - Class C*                      2.75        October 1, 2002 thru September 30, 2004

         Mid Cap Growth - Retail**                     2.00        August 1, 2002 thru July 31, 2004
         Mid-Cap Growth - Institutional**              1.75        August 1, 2002 thru July 31, 2004
         Mid-Cap Growth - Class A**                    2.10        August 1, 2002 thru July 31, 2004
         Mid-Cap Growth - Class B**                    2.75        August 1, 2002 thru July 31, 2004
         Mid-Cap Growth - Class C**                    2.75        August 1, 2002 thru July 31, 2004

ATTACHMENT A                                        CONTRACTUAL
                                                     EXPENSE
FUND (FISCAL YEAR END)                                 CAP          CONTRACTUAL EXPENSE CAP PERIOD
--------------------------------------------------------------------------------------------------

* Shareholders of this Fund have approved this Fund being reorganized as a series of INVESCO International Funds, Inc.
** Shareholders of this Fund have approved this Fund being reorganized as a series of INVESCO Stock Funds, Inc.

INVESCO Bond Funds (8/31)

         High Yield - Class A                          2.10        August 1, 2002 thru July 31, 2004
         High Yield - Class B                          2.75        August 1, 2002 thru July 31, 2004
         High Yield - Class C                          2.75        August 1, 2002 thru July 31, 2004
         High Yield - Class K                          2.20        August 1, 2002 thru July 31, 2004

         Select Income - Class A                       2.10        September 1, 2002 thru August 31, 2004
         Select Income - Class B                       2.75        September 1, 2002 thru August 31, 2004
         Select Income - Class C                       2.75        September 1, 2002 thru August 31, 2004
         Select Income - Class K                       2.20        September 1, 2002 thru August 31, 2004

         Tax-Free Bond - Class A                       2.10        September 1, 2002 thru August 31, 2004
         Tax-Free Bond - Class B                       2.75        September 1, 2002 thru August 31, 2004
         Tax-Free Bond - Class C                       2.75        September 1, 2002 thru August 31, 2004

         U.S. Government Securities - Class A          2.10        September 1, 2002 thru August 31, 2004
         U.S. Government Securities - Class B          2.75        September 1, 2002 thru August 31, 2004
         U.S. Government Securities - Class C          2.75        September 1, 2002 thru August 31, 2004

INVESCO International Funds (10/31)

         European - Class A                            2.10        November 1, 2002 thru October 31, 2004
         European - Class B                            2.75        November 1, 2002 thru October 31, 2004
         European - Class C                            2.75        November 1, 2002 thru October 31, 2004
         European - Class K                            2.20        November 1, 2002 thru October 31, 2004

         International Blue Chip Value - Class A       2.10        October 1, 2002 thru September 30, 2004
         International Blue Chip Value - Class B       2.75        October 1, 2002 thru September 30, 2004
         International Blue Chip Value - Class C       2.75        October 1, 2002 thru September 30, 2004

INVESCO Sector Funds (3/31)

         Energy - Class A                              2.10        August 1, 2002 thru March 31, 2004
         Energy - Class B                              2.75        August 1, 2002 thru March 31, 2004
         Energy - Class C                              2.75        August 1, 2002 thru March 31, 2004
         Energy - Class K                              2.20        August 1, 2002 thru March 31, 2004

         Financial Services - Class A                  2.10        August 1, 2002 thru March 31, 2004
         Financial Services - Class B                  2.75        August 1, 2002 thru March 31, 2004
         Financial Services - Class C                  2.75        August 1, 2002 thru March 31, 2004
         Financial Services - Class K                  2.20        August 1, 2002 thru March 31, 2004

ATTACHMENT A                                        CONTRACTUAL
                                                     EXPENSE
FUND (FISCAL YEAR END)                                 CAP          CONTRACTUAL EXPENSE CAP PERIOD
--------------------------------------------------------------------------------------------------
         Gold - Class A                                2.10        August 1, 2002 thru March 31, 2004
         Gold - Class B                                2.75        August 1, 2002 thru March 31, 2004
         Gold - Class C                                2.75        August 1, 2002 thru March 31, 2004

         Health Sciences - Class A                     2.10        August 1, 2002 thru March 31, 2004
         Health Sciences - Class B                     2.75        August 1, 2002 thru March 31, 2004
         Health Sciences - Class C                     2.75        August 1, 2002 thru March 31, 2004
         Health Sciences - Class K                     2.20        August 1, 2002 thru March 31, 2004

         Leisure - Class A                             2.10        August 1, 2002 thru March 31, 2004
         Leisure - Class B                             2.75        August 1, 2002 thru March 31, 2004
         Leisure - Class C                             2.75        August 1, 2002 thru March 31, 2004
         Leisure - Class K                             2.20        August 1, 2002 thru March 31, 2004

         Real Estate Opportunities - Class A           2.10        August 1, 2002 thru March 31, 2004
         Real Estate Opportunities - Class B           2.75        August 1, 2002 thru March 31, 2004
         Real Estate Opportunities - Class C           2.75        August 1, 2002 thru March 31, 2004

         Technology - Class A                          2.10        August 1, 2002 thru March 31, 2004
         Technology - Class B                          2.75        August 1, 2002 thru March 31, 2004
         Technology - Class C                          2.75        August 1, 2002 thru March 31, 2004
         Technology - Class K                          2.20        August 1, 2002 thru March 31, 2004

         Telecommunications - Class A                  2.10        August 1, 2002 thru March 31, 2004
         Telecommunications - Class B                  2.75        August 1, 2002 thru March 31, 2004
         Telecommunications - Class C                  2.75        August 1, 2002 thru March 31, 2004
         Telecommunications - Class K                  2.20        August 1, 2002 thru March 31, 2004

         Utilities - Class A                           2.10        August 1, 2002 thru March 31, 2004
         Utilities - Class B                           2.75        August 1, 2002 thru March 31, 2004
         Utilities - Class C                           2.75        August 1, 2002 thru March 31, 2004

INVESCO Combination Stock & Bond Funds (5/31)

         Balanced - Class A                            2.10        June 1, 2003 thru May 31, 2005
         Balanced - Class B                            2.75        June 1, 2003 thru May 31, 2005
         Balanced - Class C                            2.75        June 1, 2003 thru May 31, 2005
         Balanced - Class K                            2.20        June 1, 2003 thru May 31, 2005

         Core Equity - Class A                         2.10        June 1, 2003 thru May 31, 2005
         Core Equity - Class B                         2.75        June 1, 2003 thru May 31, 2005
         Core Equity - Class C                         2.75        June 1, 2003 thru May 31, 2005
         Core Equity - Class K                         2.20        June 1, 2003 thru May 31, 2005

         Total Return - Class A                        2.10        June 1, 2003 thru May 31, 2005
         Total Return - Class B                        2.75        June 1, 2003 thru May 31, 2005
         Total Return - Class C                        2.75        June 1, 2003 thru May 31, 2005

ATTACHMENT A                                        CONTRACTUAL
                                                     EXPENSE
FUND (FISCAL YEAR END)                                 CAP          CONTRACTUAL EXPENSE CAP PERIOD
--------------------------------------------------------------------------------------------------
INVESCO Money Market Funds (5/31)

         Cash Reserves - Class A                       2.10        June 1, 2003 thru May 31, 2005
         Cash Reserves - Class B                       2.75        June 1, 2003 thru May 31, 2005
         Cash Reserves - Class C                       2.75        June 1, 2003 thru May 31, 2005

INVESCO Manager Series Funds, Inc.* (8/31)

         Multi-Sector - Class A                        2.10        September 1, 2002 thru August 31, 2004
         Multi-Sector - Class B                        2.75        September 1, 2002 thru August 31, 2004
         Multi-Sector - Class C                        2.75        September 1, 2002 thru August 31, 2004

*This Fund will commence operations on August 31, 2002.

                                                                      EXHIBIT B

August 8, 2002

INVESCO Funds Group, Inc.
4350 South Monaco Street
Denver, Colorado 80237

Dear Ladies and Gentlemen:

This letter agreement is intended to replace the letter agreement dated May 10, 2002 concerning expense limitations.

The INVESCO Mutual Funds listed in Attachment A hereto, as such Attachment A may be amended from time to time (the "Funds"), are series of INVESCO Bond Funds, Inc., INVESCO Combination Stock and Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO International Funds, Inc. INVESCO Manager Series Funds, Inc. INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc., INVESCO Treasurer's Series Funds, Inc. and INVESCO Variable Investment Funds, Inc., all of which are registered investment companies (the "Companies"). Each Fund currently offers one or more classes of shares ("Classes").

This Agreement pertains only to Classes whose operating expenses exceed the voluntary or contractual expense limitations, as set forth on Attachment A, considered by the Boards of Directors of the Companies at their meetings on August 8, 2002.

You hereby agree during the periods specified in Attachment A ("Limitation Periods"), to pay operating expenses of the Classes (excluding interest, taxes, brokerage commissions, and extraordinary expenses of each Class) ("Operating Expenses") which exceed, in the aggregate, the voluntary or contractual caps considered by the Boards of Directors of the Companies at their meetings on August 8, 2002 ("Expense Limitations"). For those Classes of a particular Fund that have both a voluntary cap and a contractual cap in effect, that Class will reimburse you for any operating expenses that exceed the applicable voluntary cap.

The Classes of each Fund in turn agree to reimburse you out of assets belonging to the respective Class of each Fund for any Operating Expenses of the respective Class in excess of the Expense Limitation paid or assumed by you during the Limitation Period, provided that you would not be entitled to reimbursement for any amount by which such reimbursement would cause Operating Expenses to exceed the Expense Limitation, and provided further that no amount will be reimbursed by the respective Class of a Fund more than three years after the year in which it was incurred by you. The Companies agree to furnish or otherwise make available to you such copies of their financial statements, reports, and other information relating to their business and affairs as you may, at any time or from time to time, reasonably request in connection with this Agreement. You will report on a quarterly basis to the Boards of Directors of the Companies any amounts reimbursed to you by the Funds during the prior calendar quarter, and will represent that any such reimbursements were made in accordance with the provisions of this Agreement.

You understand that you shall look only to the assets of each respective Class of a Fund for performance of this Agreement and for payment of any claim you may have hereunder, and neither any other series or class of the Company or Companies, nor any of the Company's directors, officers, employees, agents, or shareholders, whether past, present or future, shall be personally liable therefore.

This agreement is made and to be performed principally in the State of Colorado, and except insofar as the Investment Company Act of 1940, as amended, or other federal laws and regulations may be controlling, this agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Colorado. Any amendment to this agreement shall be in writing signed by the parties hereto.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                 Very truly yours,

                                 INVESCO Bond Funds, Inc.
                                 INVESCO Combination Stock and Bond Funds, Inc. INVESCO Counselor Series Funds, Inc.
                                 INVESCO International Funds, Inc.
                                 INVESCO Manager Series Funds, Inc.
                                 INVESCO Money Market Funds, Inc.
                                 INVESCO Sector Funds, Inc.
                                 INVESCO Stock Funds, Inc.
                                 INVESCO Treasurer's Series Funds, Inc.
                                 INVESCO Variable Investment Funds, Inc.

                                 By:     /s/ Raymond R. Cunningham
                                     ---------------------------------------
                                              Raymond R. Cunningham
                                 Title:          Vice President

The foregoing agreement is hereby
accept as of August 8, 2002

INVESCO Funds Group, Inc.

By:      /s/ Glen A. Payne
    --------------------------------
       Glen A. Payne
Title: Senior Vice President,
       Secretary and General Counsel


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO Stock Funds (7/31)

      Basic Value - Class A*                       1.50                           2.10         August 1, 2002 through July 31, 2004

      Dynamics - Institutional                     0.95                           None         None
      Dynamics - Retail                            1.20                           None         None
      Dynamics - Class A                           1.30                           2.10         August 1, 2002 through July 31, 2004
      Dynamics - Class B                           1.95                           2.75         August 1, 2002 through July 31, 2004
      Dynamics - Class C                           1.95                           2.75         August 1, 2002 through July 31, 2004
      Dynamics - Class K                           1.40                           2.20         August 1, 2002 through July 31, 2004

      Growth - Retail                              None           None            None         None
      Growth - Class A                             1.60                           2.10         August 1, 2002 through July 31, 2004
      Growth - Class B                             2.25                           2.75         August 1, 2002 through July 31, 2004
      Growth - Class C                             2.25                           2.75         August 1, 2002 through July 31, 2004
      Growth - Class K                             1.70                           2.20         August 1, 2002 through July 31, 2004

      Growth & Income - Retail                     1.50                           None         None
      Growth & Income - Class A                    1.60                           2.10         August 1, 2002 through July 31, 2004
      Growth & Income - Class B                    2.25                           2.75         August 1, 2002 through July 31, 2004
      Growth & Income - Class C                    2.25                           2.75         August 1, 2002 through July 31, 2004
      Growth & Income - Class K                    1.70                           2.20         August 1, 2002 through July 31, 2004

      Endeavor - Retail                            1.50                           None         None
      Endeavor - Class A                           1.60                           2.10         August 1, 2002 through July 31, 2004
      Endeavor - Class B                           2.25                           2.75         August 1, 2002 through July 31, 2004
      Endeavor - Class C                           2.25                           2.75         August 1, 2002 through July 31, 2004
      Endeavor - Class K                           1.70                           2.20         August 1, 2002 through July 31, 2004


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
      Small Company Growth - Retail                1.50                           None         None
      Small Company Growth - Class A               1.60                           2.10         August 1, 2002 through July 31, 2004
      Small Company Growth - Class B               2.25                           2.75         August 1, 2002 through July 31, 2004
      Small Company Growth - Class C               2.25                           2.75         August 1, 2002 through July 31, 2004
      Small Company Growth - Class K               1.70                           2.20         August 1, 2002 through July 31, 2004
      S & P 500 - Institutional                    0.35                           None         None
      S & P 500 - Retail                           0.65                           None         None
      Value Equity - Retail                        1.30                           None         None
      Value Equity - Class A                       1.40                           2.10         August 1, 2002 through July 31, 2004
      Value Equity - Class B                       2.05                           2.75         August 1, 2002 through July 31, 2004
      Value Equity - Class C                       2.05                           2.75         August 1, 2002 through July 31, 2004

* This Fund will commence operations August 1, 2002.

INVESCO Counselors Series Funds (8/31)

      Advantage - Class A                          None           None            None         None
      Advantage - Class B                          None           None            None         None
      Advantage - Class C                          None           None            None         None
      Advantage Global Health Sciences - Class A   None           None            None         None
      Advantage Global Health Sciences - Class B   None           None            None         None
      Advantage Global Health Sciences - Class C   None           None            None         None

      Global Growth - Class A*                     2.00                           2.10         October 1, 2002 through
                                                                                                 September 30, 2004
      Global Growth - Class B*                     2.65                           2.75         October 1, 2002 through
                                                                                                 September 30, 2004
      Global Growth - Class C*                     2.65                           2.75         October 1, 2002 through
                                                                                                 September 30, 2004

      Mid Cap Growth - Retail**                    1.55                           2.00         August 1, 2002 through July 31, 2004


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
      Mid Cap Growth - Institutional**             1.30                           1.75         August 1, 2002 through July 31, 2004
      Mid Cap Growth - Class A**                   1.65                           2.10         August 1, 2002 through July 31, 2004
      Mid Cap Growth - Class B**                   2.30                           2.75         August 1, 2002 through July 31, 2004
      Mid Cap Growth - Class C**                   2.30                           2.75         August 1, 2002 through July 31, 2004

* Shareholders of this Fund have approved this Fund being reorganized as a series of INVESCO International Funds, Inc.
** Shareholders of this Fund have approved the Fund being reorganized as a series of INVESCO Stock Funds, Inc.

INVESCO Bond Funds (8/31)

      High Yield - Retail                          1.25                           None         None
      High Yield - Class A                         1.35                           2.10         September 1, 2002 through
                                                                                                 August 31, 2004
      High Yield - Class B                         2.00                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004
      High Yield - Class C                         2.00                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004
      High Yield - Class K                         1.45                           2.20         September 1, 2002 through
                                                                                                 August 31, 2004

      Select Income - Retail                       1.05                           None         None
      Select Income - Class A                      1.15                           2.10         September 1, 2002 through
                                                                                                 August 31, 2004
      Select Income - Class B                      1.80                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004
      Select Income - Class C                      1.80                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004
      Select Income - Class K                      1.25                           2.20         September 1, 2002 through
                                                                                                 August 31, 2004

      Tax-Free Bond - Retail                       0.90                           None         None
      Tax-Free Bond - Class A                      1.10                           2.10         September 1, 2002 through
                                                                                                 August 31, 2004
      Tax-Free Bond - Class B                      1.80                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004
      Tax-Free Bond - Class C                      1.65                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004

      U.S. Government Securities - Retail          1.00                           None         None
      U.S. Government Securities - Class A         1.10                           2.10         September 1, 2002 through
                                                                                                 August 31, 2004

ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
      U.S. Government Securities - Class B         1.75                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004
      U.S. Government Securities - Class C         1.75                           2.75         September 1, 2002 through
                                                                                                 August 31, 2004

INVESCO International Funds (10/31)
      European - Retail                            1.75                           None         None
      European - Class A                           1.85                           2.10         November 1, 2002 through
                                                                                                 October 31, 2004
      European - Class B                           2.50                           2.75         November 1, 2002 through
                                                                                                 October 31, 2004
      European - Class C                           2.50                           2.75         November 1, 2002 through
                                                                                                 October 31, 2004
      European - Class K                           1.95                           2.20         November 1, 2002 through
                                                                                                 October 31, 2004

      International Blue Chip Value - Retail       2.00                           None         None
      International Blue Chip Value - Class A      2.10                           2.10         November 1, 2002 through
                                                                                                 October 31, 2004
      International Blue Chip Value - Class B      2.75                           2.75         November 1, 2002 through
                                                                                                 October 31, 2004
      International Blue Chip Value - Class C      2.75                           2.75         November 1, 2002 through
                                                                                                 October 31, 2004
INVESCO Sector Funds (3/31)
      Energy - Retail
      Energy - Class A                             1.65                           2.10         August 1, 2002 through March 31, 2004
      Energy - Class B                             2.30                           2.75         August 1, 2002 through March 31, 2004
      Energy - Class C                             2.30                           2.75         August 1, 2002 through March 31, 2004
      Energy - Class K                             1.75                           2.20         August 1, 2002 through March 31, 2004

      Financial Services - Retail                  None            None           None         None
      Financial Services - Class A                 1.40                           2.10         August 1, 2002 through March 31, 2004
      Financial Services - Class B                 2.05                           2.75         August 1, 2002 through March 31, 2004
      Financial Services - Class C                 None           None            2.75         August 1, 2002 through March 31, 2004
      Financial Services - Class K                 1.50                           2.20         August 1, 2002 through March 31, 2004

      Gold - Retail                                None           None            None         None


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
      Gold - Class A                               None           None            2.10         August 1, 2002 through March 31, 2004
      Gold - Class B                               None           None            2.75         August 1, 2002 through March 31, 2004
      Gold - Class C                               None           None            2.75         August 1, 2002 through March 31, 2004

      Health Sciences - Retail                     None           None            None         None
      Health Sciences - Class A                    1.40                           2.10         August 1, 2002 through March 31, 2004
      Health Sciences - Class B                    2.05                           2.75         August 1, 2002 through March 31, 2004
      Health Sciences - Class C                    None           None            2.75         August 1, 2002 through March 31, 2004
      Health Sciences - Class K                    None           None            2.20         August 1, 2002 through March 31, 2004

      Leisure - Retail                             None           None            None         None
      Leisure - Class A                            1.50                           2.10         August 1, 2002 through March 31, 2004
      Leisure - Class B                            2.15                           2.75         August 1, 2002 through March 31, 2004
      Leisure - Class C                            None           None            2.75         August 1, 2002 through March 31, 2004
      Leisure - Class K                            None           None            2.20         August 1, 2002 through March 31, 2004
      Real Estate Opportunities - Retail           1.60                           None         August 1, 2002 through March 31, 2004
      Real Estate Opportunities - Class A          1.70                           2.10         August 1, 2002 through March 31, 2004
      Real Estate Opportunities - Class B          2.35                           2.75         August 1, 2002 through March 31, 2004
      Real Estate Opportunities - Class C          2.35                           2.75

      Technology - Institutional                   1.15                           None         None
      Technology - Retail                          None           None            None         None
      Technology - Class A                         1.50                           2.10         August 1, 2002 through March 31, 2004
      Technology - Class B                         2.15                           2.75         August 1, 2002 through March 31, 2004
      Technology - Class C                         2.15                           2.75         August 1, 2002 through March 31, 2004
      Technology - Class K                         None           None            2.20         August 1, 2002 through March 31, 2004

      Telecommunications - Retail                  1.75                           None         None
      Telecommunications - Class A                 1.85                           2.10         August 1, 2002 through March 31, 2004


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
      Telecommunications - Class B                 2.50                           2.75         August 1, 2002 through March 31, 2004
      Telecommunications - Class C                 2.50                           2.75         August 1, 2002 through March 31, 2004
      Telecommunications - Class K                 1.95                           2.20         August 1, 2002 through March 31, 2004

      Utilities - Retail                           1.30                           None         None
      Utilities - Class A                          1.40                           2.10         August 1, 2002 through March 31, 2004
      Utilities - Class B                          2.05                           2.75         August 1, 2002 through March 31, 2004
      Utilities - Class C                          2.05                           2.75         August 1, 2002 through March 31, 2004

INVESCO Combination Stock & Bond Funds (5/31)

      Balanced - Institutional                     1.00                           None         None
      Balanced - Retail                            1.25                           None         None
      Balanced - Class A                           1.35                           2.10         June 1, 2003 through May 31, 2005
      Balanced - Class B                           2.00                           2.75         June 1, 2003 through May 31, 2005
      Balanced - Class C                           2.00                           2.75         June 1, 2003 through May 31, 2005
      Balanced - Class K                           1.45                           2.20         June 1, 2003 through May 31, 2005

      Core Equity - Retail                         None           None            None         None
      Core Equity - Class A                        1.50                           2.10         June 1, 2003 through May 31, 2005
      Core Equity - Class B                        2.15                           2.75         June 1, 2003 through May 31, 2005
      Core Equity - Class C                        None           None            2.75         June 1, 2003 through May 31, 2005
      Core Equity - Class K                        None           None            2.20         June 1, 2003 through May 31, 2005

      Total Return - Retail                        1.24                           None         None
      Total Return - Class A                       1.34                           2.10         June 1, 2003 through May 31, 2005
      Total Return - Class B                       1.99                           2.75         June 1, 2003 through May 31, 2005
      Total Return - Class C                       1.99                           2.75         June 1, 2003 through May 31, 2005


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO Manager Series Funds, Inc. (8/31)*

      Multi-Sector - Class A                       None           None            2.10             September 1, 2002 through
                                                                                                     August 31, 2004
      Multi-Sector - Class B                       None           None            2.75             September 1, 2002 through
                                                                                                     August 31, 2004
      Multi-Sector - Class C                       None           None            2.75             September 1, 2002 through
                                                                                                     August 31, 2004

* This Fund will commence operations on August 31, 2002.

INVESCO Money Market Funds (5/31)

      Cash Reserves - Retail                       0.90                           None         None
      Cash Reserves - Class A                      1.25                           2.10         June 1, 2003 through May 31, 2005
      Cash Reserves - Class B                      1.90                           2.75         June 1, 2003 through May 31, 2005
      Cash Reserves - Class C                      1.90                           2.75         June 1, 2003 through May 31, 2005

      Tax-Free Money - Retail                      0.85                           None         None

      Government Money - Retail                    0.85                           None         None

INVESCO Variable Investment Funds

      Variable Core Equity                         1.15                           None         None
      Variable Dynamics                            1.15                           None         None
      Variable Financial Services                  1.25                           None         None
      Variable Growth                              1.50                           None         None
      Variable Health Sciences                     1.25                           None         None
      Variable High Yield                          1.05                           None         None
      Variable Leisure                             1.25                           None         None
      Variable Real Estate Opportunities           1.35                           None         None


ATTACHMENT A                                                  LIMITATION
                                                                PERIOD
                                                VOLUNTARY      VOLUNTARY      CONTRACTUAL
                                                 EXPENSE        EXPENSE         EXPENSE           LIMITATION PERIOD CONTRACTUAL
FUND (FISCAL YEAR END)                             CAP            CAP*            CAP                    EXPENSE CAP
-----------------------------------------------------------------------------------------------------------------------------------
      Variable Small Company Growth                1.25                           None         None
      Variable Technology                          1.25                           None         None
      Variable Telecommunications                  1.25                           None         None
      Variable Total Return                        1.15                           None         None
      Variable Utilities                           1.15                           None         None

* Voluntary Expense Cap Limitation Periods for all INVESCO Funds to which a voluntary expense cap is applicable will run from August 1, 2002 through May 31, 2005.

                                   EXHIBIT C

                               FUND COMBINATIONS


1.       INVESCO Advantage Fund (ICSFI) into AIM Opportunities III Fund (ASOF)
2.       INVESCO Growth Fund (ISTFI) into AIM Large Cap Growth Fund (AEF)
3.       INVESCO Growth & Income Fund (ISTFI) into AIM Blue Chip Fund (AEF)
4.       INVESCO European Fund (IIFI) into AIM European Growth Fund (AIFI)
5.       INVESCO Telecommunications Fund (ISEFI) into INVESCO Technology Fund (ISEFI)
6.       INVESCO Real Estate Opportunity Fund (ISEFI) into AIM Real Estate Fund (AAF)
7.       INVESCO Tax-Free Bond Fund (IBFI) into AIM Municipal Bond Fund (AIS)
8.       INVESCO High Yield Fund (IBFI) into AIM High Yield Fund (AIS)
9.       INVESCO Select Income Fund (IBFI) into AIM Income Fund (AIS)
10.      INVESCO U.S. Government Securities Fund (IBFI) into AIM Intermediate Government Fund (AIS)
11.      INVESCO Cash Reserves Fund (IMMFI) into AIM Money Market Fund (AIS)
12.      INVESCO Tax-Free Money Fund (IMMFI) into AIM Tax-Exempt Cash Fund (ATEF)
13.      INVESCO Balanced Fund (ICSBFI) into INVESCO Total Return Fund (ICSBFI)
14.      INVESCO Value Equity Fund (ISTFI) into AIM Large Cap Basic Value Fund (AEF)